Exhibit 99.1 Press Release dated June 17, 2010

Revett Announces Results of AGM and Appointment of Albert Appleton to the Board of Directors

Spokane Valley, Washington June 17, 2010; Revett Minerals Inc. (RVM:TSX / RVMIF:OTCBB) (“Revett” or the “Company”) is pleased to announce that at its annual and special meeting of the shareholders held on June 16, 2010, shareholders of the company approved all resolutions put before them by management.

Directors elected at the AGM are Timothy Lindsey, John Shanahan, Larry Okada and new director Albert Appleton.

Mr. Appleton, a native of Spokane, Washington, currently resides in New York City where he is an international environmental and public finance consultant with global engagements in China, the North Andes, Canada, Hungary and the USA. From 1994 to 2005, Mr. Appleton was the Senior Fellow for Infrastructure at the Regional Plan Association (RPA) in New York. From 1990 to 1993 Mr. Appleton served as Commissioner of the New York City Department of Environmental Protection and Director of the New York City Water and Sewer System where he was noted for his groundbreaking accomplishments in watershed protection, water conservation and water resource management and finance. Mr. Appleton is a graduate of Gonzaga University and Yale Law School.

Tim Lindsey, Chairman of the board stated, “I warmly welcome Al Appleton to our board, his years of leadership and accomplishments in identifying win-win solutions in environmental impact based disputes is a unique fit as we move forward with our existing operations at Troy and development at Rock Creek. We recognize that the most successful mining operations of the future will be community friendly and uphold commitment to environmental responsibility. This is a challenge that we are determined to meet. I would also like to thank Tony Alford for his time and commitment at a crucial time in our development and for his ongoing support. ”

Shareholders also reappointed KPMG LLP, Chartered Accountants, as auditors of the Company, authorized the Board of Directors to proceed with a consolidation of the Company’s common shares if and when determined appropriate, and approved an amendment which restates and extends the Company’s shareholder rights plan. Details of each of these measures can be found in the Company’s Management Information Circular dated May 12th, 2010.

About Revett
Revett Minerals, through its subsidiaries, owns and operates the currently producing Troy Mine in Lincoln County, Montana and development-stage Rock Creek Project located in Sanders County, Montana, USA. The proven reserves at the Troy Mine and significant resources at the Rock Creek project will form the basis of our plan to become a solid mid-tier base and precious metals producer. Revett plans on expanding production through exploration in and around its current properties, as well as through targeted business combinations of advanced stage projects.

John Shanahan
President & CEO

For more information, please contact: Monique Hayes, Director of Corporate & Investor Communications at (509) 921-2294 or visit our website at www.revettminerals.com.

Except for the statements of historical fact contained herein, the information presented in this press release may contain "forward-looking statements" within the meaning of applicable Canadian securities legislation and The Private Securities Litigation Reform Act of 1995. Generally, these forward looking statements can be identified by the use of forward-looking terminology such as "expects", or "does not expect", "is expected", "is not expected", "budget", "plans", "schedule", "estimates", "forecasts", "intends", "anticipates", "or does not anticipate" or "believes" or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will", "occur" or "be achieved". Forward-looking statements contained in this press release include but are not limited to statements with respect to, the Company’s anticipated course of action moving forward or the Company’s ability to develop the Rock Creek project. Actual results and developments could be affected by development risks and production risks, our challenging working capital position and our inability to continue to fund operations, as well as those factors discussed in the section entitled "Risk Factors" in the Form 10-K filed on SEDAR at www.sedar.com and with the SEC on EDGAR. Although the Company has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. Revett Minerals does not undertake to update any forward-looking statements that are incorporated by reference herein, except in accordance with applicable securities laws.